Equity (Tables)	12 Months Ended
Jun. 30, 2024
Equity [Abstract]
Schedule of Level 3 Fair Value Measurements Inputs	The following table provides quantitative information regarding Level 3 fair value measurements inputs for the Company’s warrants at their measurement dates:
US$
Exercise price	4.40
Stock price	3.30
Expected life of the warrants (in years)	4.98
Risk free rate	4.42%
Dividend yield	0.0%
Volatility	42.87%